                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Colonial High Yield Securities Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Colonial High Yield Securities Fund, Variable Series dated May 1, 2002, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Reports to Shareholders of Colonial Global Equity Fund, Variable Series; Colonial International Horizons Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series and Colonial International Fund for Growth, Variable Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Colonial International Growth Fund" in the Registration Statement, "Financial Highlights" in the Prospectuses and "Independent Accountants and Financial Statements" in the Statements of Additional Information of Colonial Global Equity Fund, Variable Series; Colonial International Horizons Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series dated May 1, 2002, and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Colonial International Fund for Growth, Variable Series dated May 1, 2002, all of which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Reports to Shareholders of Liberty Value Fund, Variable Series and Colonial U.S. Growth & Income Fund, Variable Series, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights of the Growth & Income Fund" in the Registration Statement, "Financial Highlights" in the Prospectus of Liberty Value Fund, Variable Series and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Liberty Value Fund, Variable Series and Colonial U.S. Growth & Income Fund, Variable Series dated May 1, 2002, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Combined Prospectus and Proxy Statement and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our report dated February 11, 2002, relating to the financial statements and financial highlights appearing in the December 31, 2001 Annual Report to Shareholders of Crabbe Huson Real Estate Fund, Variable Series, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information of Crabbe Huson Real Estate Fund, Variable Series dated May 1, 2002, which have also been incorporated by reference into the Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2002